UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26634 (Commission File Number)	13-2507777 (IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 28, 2010 LeCroy Corporation entered into a First Modification of the New Credit Agreement.

Item 2.02 Results of Operations and Financial Condition.

On September 30, 2010, LeCroy Corporation (“LeCroy” or the “Company”) issued a press release announcing its preliminary results for the first fiscal quarter of 2011 ended October 2, 2010. This preliminary financial information reflects the extent of the Company’s most current understanding of the financial results; detailed GAAP to non-GAAP reconciliation will be provided in the Company’s first-quarter financial results press release scheduled for the week of October 25, 2010. The financial information provided on the Form 8-K has not yet been reviewed by the Company’s independent registered public accountants and is subject to that review and may change before the filing on our Form 10-Q.

A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

LeCroy management will be presenting today, September 30, 2010, in New York City at 9:00 a.m. (ET). LeCroy’s presentation will be broadcast live over the Internet. To access the live webcast, visit the “Investors” section at www.lecroy.com.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	First Modification Agreement, dated as of September 28, 2010, among the Registrant, the Lenders listed therein and Manufacturers and Traders Trust Company, as Administrative Agent.

99.1	Press release dated September 30, 2010

Forward-Looking Information

Certain statements in this report, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in our 2010 Annual Report on Form 10-K under Item 1A. “Risk Factors.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION,

a Delaware corporation

Date: September 30, 2010

By:  /s/  Sean B. O’Connor

        Sean B. O’Connor

        Vice President, Finance, Chief Financial

        Officer, Secretary and Treasurer

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